Exhibit 10.8
                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF

                                    RBE, LLC

                              DATED AUGUST 2, 2004










                                 August 8, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                                    RBE, LLC


         THIS AMENDMENT to the Operating Agreement of RBE, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 8th day of August, 2004, among Ferrell RBE Holdings, LLC ("Ferrell"), as the Withdrawing Class A Member, Initial Class B Member and Manager, and Maverick Oil and Gas, Inc.("Maverick") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, the Operating Agreement of RBE, LLC is hereby amended to reflect the withdrawal of Ferrell as the Initial Class A Member and the substitution of Maverick as the Class A Member, as well as the adjustment to the Capital Contribution Schedule of the Members.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement. The Capital Contribution Schedule of the Members of RBE LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                           Managing Member
                                           Ferrell RBE Holdings, LLC



                                           By:   /s/ Dyke Ferrell
                                              ---------------------------------
                                                 Dyke Ferrell

                                           Class A Member
                                           Maverick Oil and Gas, Inc.



                                           By:  /s/ Michael Garland
                                              ---------------------------------
                                                 Michael Garland, President

                                           Class B Member
                                           Ferrell RBE Holdings, LLC



                                           By:   /s/ Dyke Ferrell
                                              ---------------------------------
                                                Dyke Ferrell